AMENDMENT TO LOAN AGREEMENT




                  Reference is made to the Loan Agreement made as of the 18th day of December, 1996 in the City of Boston, Massachusetts, U.S.A. by and between SONESTA INTERNATIONAL HOTELS LIMITED (or its assignee) organized and existing under the laws of The Bahamas and having its principal place of business at 200 Clarendon Street, Boston, Massachusetts, U.S.A. and represented in the signature of this Agreement by Peter J. Sonnabend, Vice President (hereinafter referred to as the "Lender"), and MASTERS OF TOURISM organized and existing under the laws of The Arab Republic of Egypt and having its principal place of business at Salah Salem Avenue, El Abour Building, No. 13, Flat 84, Heliopolis, Cairo, Egypt and represented in the signature of this Agreement by MOHAMED HISHAM AHMED ALY, CHAIRMAN (hereinafter referred to as the "Borrower") ("Loan Agreement"). This agreement shall constitute an "Amendment" to the Loan Agreement.
                  WHEREAS the Lender agrees to provide the Borrower with an additional loan facility in the amount of Five Hundred Thousand Dollars (U.S. $500,000.00) to be used as hereinafter mentioned and upon and according to the terms and subject to the conditions hereinafter mentioned. Now it is hereby agreed to amend the Loan Agreement as follows:

1. Section 1.10 is amended to refer to "One Million Five Hundred Thousand Dollars (U.S. $1,500,000)", instead of "One Million Dollars (U.S. $1,000,000)".

2. Sections 1.11 and 2.04 are amended by substituting the words "Prime Rate charged by United States Trust Company, Boston, Massachusetts" for the words "LIBOR (one (1) year rate) plus 2% per annum".

3. In Section 2.02, the reference to "80 guestrooms (74 by new construction, 6 by completing existing guestrooms)" is hereby amended to refer to "160 guestrooms (154 by new construction, 6 by completing existing guestrooms)".



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4.       Subsection 2.03 (A) is hereby revised to provide as follows:

         A.       The Loan shall be funded as follows:

                  -- one-third (1/3): $500,000.00 when Lender has approved the plans and specifications for the Improvements, and construction has commenced (which amount has previously been advanced)

                  -- one-third (1/3): $500,000.00 when the development of the Improvements is fifty percent (50%) complete

                  -- one-third (1/3): $500,000.00 when the Improvements are completed (as completion is described in Section 2 of the "Fourth Amendment" to the Management Agreement, dated April 29, 1997).

5.       Section 2.06 is hereby revised to provide as follows:

              2.06 Repayment of Loan. The Loan shall be repaid to Lender out of the "Owner's Return" payable to Owner (as provided in the Management Agreement) in 8 annual installments of U.S. $187,500.00, together with accrued interest on the Loan, each such payment shall be made on or before January 1 of each year, commencing January 1, 1998. The Operator, under the said Management Agreement, is hereby authorized and instructed to make any payment(s) due hereunder from "Owner's Return" directly to itself as Lender hereunder.

6. Borrower represents and warrants that it has taken all appropriate and necessary corporate action to authorize the execution and delivery of this Amendment and the performance and observance of the terms and conditions hereof and thereof. A copy of the Board Declaration (in English) passed by Borrower's Board of Directors is attached hereto as Exhibit A.


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7.       In all other respects the Loan Agreement remains unchanged and in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Boston, Massachusetts, U.S.A., by their respective duly authorized signatories as of April 29, 1997.



Witness:                         SONESTA INTERNATIONAL HOTELS LIMITED

/s/ ??????????????                           /s/ Peter J. Sonnabend
____________________                     By: ________________________________
                                             Name:  Peter J. Sonnabend
                                             Title: Vice President


Witness:                         MASTERS OF TOURISM

/s/ ?????????????                            /s/ Mohamed Hisham Ahmed Aly
____________________                     By: ________________________________
                                             Name:  Mohamed Hisham Ahmed Aly
                                             Title: Chairman

Witness:                                     /s/ Mohamed Hisham Ahmed Aly
                                         By: ________________________________
                                             Mohamed Hisham Ahmed Aly
/s/ ???????????????
--------------------



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                                                                       EXHIBIT A

                                BOARD DECLARATION


The Board of Directors of Masters of Tourism (S.A.E.), the sole owner and beneficiary of that certain resort hotel known as Sonesta Beach Resort, Sharm El Sheikh, in its meeting held on _________________ in the city of ______________ declares and represents that the company did not assign any of its rights in the said hotel to any legal entity or person and approves unanimously the terms of the "Amendment to Loan Agreement" between Sonesta International Hotels Limited and our company representing an additional loan of U.S. Five Hundred Thousand Dollars ($500,000.00). This loan and the previous loan of U.S. $1,000,000 shall together be repaid over 8 years together with interest at the "Prime Rate" charged by United States Trust Company, Boston, Massachusetts, U.S.A., in accordance with the Loan Agreement, as amended.

The Board of Directors approves as a guarantee for the said loan(s) to assign unconditionally all of its rights and interests in the Management Agreement of and pertaining to SONESTA BEACH RESORT, SHARM EL SHEIKH, dated December 13, 1991 to SONESTA INTERNATIONAL HOTELS LIMITED.

The Board of Directors delegates Mr. Mohamed Hisham Ahmed Aly to sign on behalf of the company the Amendment to Loan Agreement and any documents relating to the said Loan.